                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) October 22, 1999.
                                                        ----------------

                             emailthatpays.com, Inc.
                             -----------------------
               (Exact name of registrant as specified in charter)


       Florida                       000-26047                65-0609891
-------------------------     -----------------------     ------------------
(State or other jurisdic-     (Commission File Number)      (IRS Employer
 tion of incorporation)                                   Identification No.)


428 West Sixth Avenue, Vancouver, BC, Canada                    V5Y 1L2
---------------------------------------------                 ----------
(Address of principle executive offices)                      (Zip Code)


Registrant's telephone number, including area code   604-801-5566
                                                     ------------


                               tvtravel.com, Inc.
                    Realm Production and Entertainment, Inc.
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                      ------------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a) Financial Statements of Businesses Acquired.
             --------------------------------------------

             (1)      emailthatpays.com Consolidated Balance Sheet for
                      September 30, 1999
             (2) emailthatpays.com Consolidated Statement of Operations and Deficit for the Nine Month Period Ended September 30, 1999
             (3) emailthatpays.com Consolidated Statement of Cash Flows for the Nine Month Period Ended September 30, 1999
             (4)      Report of Independent Public Accountants
             (5)      emailthatpays.com Balance Sheet for December 31, 1998
             (6) emailthatpays.com Statement of Operations and Deficit for the Period Ended December 31, 1998
             (7) emailthatpays.com Statement of Cash Flows for the Period Ended December 31, 1998
             (8)      emailthatpays.com Notes to Financial Statements

         (b) Pro Forma Financial Information.
             -------------------------------

             (1)      Pro Forma Consolidated Balance Sheet for September
                      30, 1999
             (2) Pro Forma Consolidated Statement of Operations for Period Ended September 30, 1999 and Year Ended December 31, 1998

         (c) Exhibits

             23.1     Consent of Independent Public Accountants

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                           Page No.
                                                                                           --------

emailthatpays.com
-----------------
         emailthatpays.com Consolidated Balance Sheet for September 30, 1999................ F-3

         emailthatpays.com Consolidated Statement of Operations and Deficit for the
                  Nine Month Period Ended September 30, 1999................................ F-4

         emailthatpays.com Consolidated Statement of Cash Flows for the
                  Nine Month Period Ended September 30, 1999................................ F-5

         Report of Independent Public Accountants........................................... F-7

         emailthatpays.com Balance Sheet for December 31, 1998.............................. F-8

         emailthatpays.com Statement of Operations and Deficit for the
                  Period Ended December 31, 1998............................................ F-9

         emailthatpays.com Statement of Cash Flows for the
                  Period Ended December 31, 1998............................................ F-10

         emailthatpays.com Notes to Financial Statements.................................... F-11

Unaudited Pro Forma Financial Information
-----------------------------------------

         Consolidated Pro Forma Balance Sheet for September 30, 1999........................ F-16

         Consolidated Pro Forma Statement of Operations for Period Ended
                  September 30, 1999 and Year Ended December 31, 1998....................... F-17

                                emailthatpays.com

                              Financial Statements
                         Period ended September 30, 1999
                            (Prepared By Management)
                                emailthatpays.com
                           CONSOLIDATED BALANCE SHEET
                               September 30, 1999
                            (Prepared By Management)

================================================================================


ASSETS

Current assets:
              Cash                                                $ 110,430
              Accounts receivable                                   192,868
              Prepaid expenses                                        8,709
              ------------------------------------------------------------------
                                                                    312,007

Due from related parties                                              2,812

Capital assets (Net of Accumulated Amortization of $15,202)         199,638
--------------------------------------------------------------------------------

                                                                  $ 514,457
--------------------------------------------------------------------------------

LIABILITIES AND DEFICIENCY IN ASSETS

Current liabilities:
              Current Portion of Long Term Debt                   $ 204,702
              Accounts Payable and Accrued Expenses                 142,848
              Taxes Payable                                          22,905
              ------------------------------------------------------------------
                                                                    370,455

Note Payable                                                        500,000

Loans Payable                                                       247,298

Deficiency in assets:
              Share capital                                         109,606
              Deficit                                              (712,902)
              ------------------------------------------------------------------
                                                                   (603,296)

--------------------------------------------------------------------------------

                                                                  $ 514,457
--------------------------------------------------------------------------------
                                emailthatpays.com
                CONSOLIDATED STATEMENT OF OPERATIONS AND DEFICIT
               For the Nine Month Period Ended September 30, 1999
                            (Prepared By Management)

================================================================================





REVENUE                                                         $ 785,577

COST OF SALES                                                    (533,671)
--------------------------------------------------------------------------------

GROSS PROFIT                                                      251,906


EXPENSES

              Salaries and fringe benefits                        387,698
              Advertising and promotion                            72,797
              Consulting fees                                      66,988
              Other Selling, General and Administrative            55,233
              Rent                                                 34,979
              Computer services                                    26,032
              Telephone and utilities                              19,536
              Legal and accounting                                 16,184
              Amortization                                         16,063
              ------------------------------------------------------------------
                                                                  695,510

LOSS FROM OPERATIONS                                             (443,604)

OTHER INCOME (EXPENSES):
              Interest income                                       1,857
              Interest expense                                    (21,435)
              ------------------------------------------------------------------
                                                                  (19,578)

--------------------------------------------------------------------------------

Loss for the period, being deficit at end of period             $(463,182)
--------------------------------------------------------------------------------
                                emailthatpays.com

                      CONSOLIDATED STATEMENT OF CASH FLOWS
               For the Nine Month Period Ended September 30, 1999
                            (Prepared By Management)
================================================================================

Cash provided by (used in):

Operations:
              Loss for the period                                  $ (463,182)
              Loss on disposal of capital assets                        7,005
              Amortization, which does not involve cash                16,063
              Increase in accounts receivable                        (176,483)
              Increase in prepaid expenses                             (8,456)
              Increase in accounts payable                            117,344
              Increase in taxes payable                                22,905
              Decrease in wages payable                               (32,609)
              ------------------------------------------------------------------
                                                                     (517,413)

Financing:
              Advance from shareholders                            $ (112,475)
              Proceeds from issuance of common stock                  105,715
              Proceeds from issuance of long-term debt                305,319
              Proceeds from note payable                              500,000
              ------------------------------------------------------------------
                                                                      798,559

Investments:
              Purchase of capital assets                             (218,389)
              Loss from disposal of capital assets                     14,815
              Advances from related parties                           (10,722)
              ------------------------------------------------------------------
                                                                     (192,852)

Increase in cash

                                                                       88,294
Cash, beginning of period                                              22,136

--------------------------------------------------------------------------------

Cash, end of period                                                $  110,430
--------------------------------------------------------------------------------

Audited Financial Statements of

emailthatpays.com
(a Development Stage Enterprise, formerly Hotel Media Group Inc.)

Period ended December 31, 1998

                               [KPMG LETTERHEAD]

AUDITORS' REPORT TO THE STAKEHOLDERS

We have audited the accompanying balance sheet of emailthatpays.com (a Development Stage Enterprise, formerly Hotel Media Group Inc.) as at December 31, 1998 and the related statements of operations and deficit and cash flows for the period then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of emailthatpays.com as at December 31, 1998, and the results of its operations and its cash flows for the period then ended in conformity with United States generally accepted accounting principles.

The accompanying financial statements have been prepared assuming emailthatpays.com will continue as a going concern. As discussed in note 1 to the financial statements, the continued operation of the Company is dependent upon the Company's ability to obtain additional financing and upon its ability to sell an economically viable service to attain profitable operations. As such, the Company's need to generate cash from operations and obtain additional financing raises substantial doubt about its ability to continue as a going concern. Management plans as to this matter are discussed in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


On September 17, 1999 we reported separately to the shareholders of emailthatpays.com on the financial statements for the same period, prepared in accordance with Canadian generally accepted accounting principles.


/s/ KPMG LLP
----------------------
Chartered Accountants


Victoria, Canada

September 17, 1999, except Note 9 which is dated December 23, 1999.

emailthatpays.com
(a Development Stage Enterprise, formerly Hotel Media Group Inc.)
Balance Sheet

December 31, 1998
================================================================================

Assets

Current assets:
     Cash                                                           $   144
     Prepaid expenses                                                   137
     ---------------------------------------------------------------------------
                                                                        281

Property and equipment (note 3)                                       9,620

--------------------------------------------------------------------------------
                                                                    $ 9,901
--------------------------------------------------------------------------------

Liabilities and Deficiency in Assets

Current liabilities:
     Accounts payable and accrued liabilities                       $ 3,261
     Wages payable                                                   32,609
     ---------------------------------------------------------------------------
                                                                     35,870

Due to related parties (note 4)                                     146,681
--------------------------------------------------------------------------------
Total liabilities                                                   182,551

Stakeholders' equity:
     Share capital (note 5)                                               1
     Deficit                                                       (172,651)
--------------------------------------------------------------------------------
Total stakeholders' equity                                         (172,650)

Future operations (note 1)
Contingency (note 6)
Commitments (note 8)
--------------------------------------------------------------------------------
                                                                    $ 9,901
--------------------------------------------------------------------------------

See accompanying notes to financial statements.

emailthatpays.com
(a Development Stage Enterprise, formerly Hotel Media Group Inc.)
Statement of Operations and Deficit

Period ended December 31, 1998

================================================================================

Expenses:
     Salaries                                                         $ 113,020
     Rent                                                                10,982
     Travel                                                              10,291
     Advertising                                                          9,936
     Office supplies                                                      9,885
     Professional fees                                                    8,051
     Utilities                                                            4,424
     Interest and bank charges                                            3,126
     Depreciation                                                         1,537
     Parking                                                                733
     Repairs and maintenance                                                666
     ---------------------------------------------------------------------------
                                                                        172,651

--------------------------------------------------------------------------------
Loss for the period, being deficit at end of period
and deficit accumulated during the development stage                 $ (172,651)
--------------------------------------------------------------------------------


See accompanying notes to financial statements.

emailthatpays.com
(a Development Stage Enterprise, formerly Hotel Media Group Inc.)
Statement of Cash Flows

Period ended December 31, 1998

================================================================================

Cash provided by (used in):

Operations:
     Loss for the period                                            $ (172,651)
     Depreciation, which does not involve cash                           1,537
     Increase in prepaid expenses                                         (137)
     Increase in accounts payable and accrued liabilities                3,261
     Increase in wages payable                                          32,609
     ---------------------------------------------------------------------------
     Net cash flows used in operating activities                      (135,381)

Financing:
     Advances from related parties                                     146,681
     Issue of share capital                                                  1
     ---------------------------------------------------------------------------
     Net cash flows provided by financing activities                   146,682

Cash flows used in investing activities:
     Purchase of property and equipment                                (11,157)

--------------------------------------------------------------------------------
Net increase in cash                                                       144

Cash, beginning of period                                                    -

--------------------------------------------------------------------------------
Cash, end of period                                                      $ 144
--------------------------------------------------------------------------------


There were no non-cash investing and financing activities during the period.

See accompanying notes to financial statements.

emailthatpays.com
(a Development Stage Enterprise, formerly Hotel Media Group Inc.)
Notes to Financial Statements

Period ended December 31, 1998
================================================================================

    emailthatpays.com (the "Company") was incorporated on June 26, 1998, under the Nevada Corporations Act. It is a Development Stage Enterprise with its principal business activity being the development of a database to gather, monitor and manage points earned by members based on internet usage.

1. Future operations:

   These financial statements have been prepared on the going concern basis, which assumes the realization of assets and payment of liabilities in the normal course of business, and do not include adjustments relating either to the realization of assets or the settlement of liabilities that might be required should the Company be unable to continue as a going concern. At December 31, 1998 the Company had a working capital deficiency of $35,589 and losses since inception of $172,651. These conditions raise substantial doubt about the ability of the Company to continue as a going concern.

   The continued operation of the Company is dependent upon the Company's ability to obtain additional financing to complete the development of its database, and ultimately upon its ability to sell an economically viable service to attain profitable operations. Management is of the opinion that sufficient working capital will be obtained from external sources in order to continue operations. However, there is no assurance that the aforementioned events will occur and be successful.

2. Significant accounting policies:

   (a) Property and equipment:

       Property and equipment are recorded at cost and are depreciated at rates which will reduce original cost to estimated residual value over the useful life of each asset. The annual rates used to compute depreciation on a declining balance basis are as follows:

       ----------------------------------------------------------------------
       Asset                                                             Rate
       ----------------------------------------------------------------------

       Office furniture and equipment                                     20%
       Computer hardware                                                  30%
       Computer software                                                 100%
       ----------------------------------------------------------------------

   (b) Use of estimates:

       The preparation of financial statements in conformity with generally accepted accounting procedures requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of expenses during the period. Actual results could differ from the estimates used in the preparation of financial statements.

emailthatpays.com
(a Development Stage Enterprise, formerly Hotel Media Group Inc.)
Notes to Financial Statements

Period ended December 31, 1998
================================================================================

2. Significant accounting policies (continued):

   (c) Financial instruments:

   The carrying amounts reported in the balance sheet for cash, accounts payable and accrued liabilities and wages payable approximate their fair market value, due to the short terms to maturity of these instruments.

3. Property and equipment:

   ----------------------------------------------------------------------------
                                                     Accumulated       Net book
                                            Cost    depreciation         value
   ----------------------------------------------------------------------------
   Office furniture and equipment        $  3,573     $   357        $   3,216
   Computer hardware                        7,464       1,120            6,344
   Computer software                          120          60               60
   ----------------------------------------------------------------------------
                                         $ 11,157     $ 1,537        $   9,620
   ----------------------------------------------------------------------------
4. Due to related parties:

   ----------------------------------------------------------------------------
   Parent company                                                    $ 106,481
   Affiliated company                                                   12,980
   Shareholder of related company                                       27,220

   ----------------------------------------------------------------------------
                                                                     $ 146,681
   ----------------------------------------------------------------------------

   The above advances are unsecured, non-interest bearing and have no set terms of repayment, with the exception of amounts due to the parent company, which bear interest at an annual rate of 7%.

5. Share capital:

   ----------------------------------------------------------------------------
   Authorized:
     100 million common voting shares, with no par value
   Issued:
     1 Common share                                                  $       1
   ----------------------------------------------------------------------------
emailthatpays.com
(a Development Stage Enterprise, formerly Hotel Media Group Inc.)
Notes to Financial Statements

Period ended December 31, 1998
================================================================================

6. Contingency:

   Uncertainty due to the Year 2000 Issue:

   The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

   7. Income taxes:

   At December 31, 1998, the Company has non-capital losses in excess of $180,000 available to reduce future years' income for tax purposes until 2005, the effect of which has not been recorded in the accounts.

   8. Lease commitments:

   Obligations under lease agreements which include estimated annual minimum lease payments plus operating costs over the next five years are as follows:

   -----------------------------------------------------------------------------

   1999                                                               $ 15,000
   2000                                                                      -
   2001                                                                      -
   2002                                                                      -
   2003                                                                      -
   Thereafter                                                                -
   -----------------------------------------------------------------------------
emailthatpays.com
(a Development Stage Enterprise, formerly Hotel Media Group Inc.)
Notes to Financial Statements

Period ended December 31, 1998

================================================================================

   9. Subsequent events:

   Subsequent to period end 6,571,999 shares of the Company's common stock were issued for total consideration of $105,542.

   On October 22, 1999, the Company's shareholders acquired control of Realm Production & Entertainment, Inc pursuant to the terms of a Plan of Merger and Reorganization Agreement, whereby each share of the Company's common stock was exchanged for one share of the common stock of Realm Production & Entertainment, Inc.

emailthatpays.com

Pro-Forma Financial Statements
September 30, 1999
(Prepared By Management)
emailthatpays.com

PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 1999
(Prepared By Management)

================================================================================

ASSETS

Current Assets:
              Cash                                                  $   111,017
              Accounts receivable                                       258,613
              Prepaid expenses                                           14,787
              ------------------------------------------------------------------
                                                                        384,417

Property, plant and equipment                                         1,238,037

Goodwill                                                              1,424,837

Security Deposits                                                        26,680

Capitalized Production Costs                                          1,106,250

--------------------------------------------------------------------------------


TOTAL ASSETS                                                        $ 4,180,221
--------------------------------------------------------------------------------

LIABILITIES AND DEFICIENCY IN ASSETS

Current Liabilities:
              Notes Payable-Related Parties                         $   138,792
              Notes Payable                                              26,150
              Current Portion-Loans                                     323,730
              Film Costs Payable                                        100,000
              Accounts Payable and Accrued Expenses                     570,202
              Accrued Salaries                                           40,574
              Taxes Payable                                              22,905
              ------------------------------------------------------------------
                                                                      1,222,353

Note Payable                                                             17,280

Loans Payable                                                           247,298

Stakeholders' Equity:
              Common Stock                                              114,597
              Additional Paid-In Capital                              3,291,596
              Deficit                                                  (712,903)
              ------------------------------------------------------------------
                                                                      2,693,290

--------------------------------------------------------------------------------

TOTAL LIABILITIES AND STAKEHOLDERS' EQUITY                          $ 4,180,221
--------------------------------------------------------------------------------
emailthatpays.com

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Period Ended September 30, 1999 and Year Ended December 31, 1998
(Prepared By Management)

================================================================================



                                                          For the Nine Month       For the Year Ended
                                                             Period Ended          December 31, 1998
                                                          September 30, 1999         (Prepared by
                                                       (Prepared By Management)       Management)
REVENUE                                                      $ 1,636,631             $   601,518

COST OF SALES                                                   (572,609)               (281,777)
----------------------------------------------------------------------------------------------------

GROSS PROFIT                                                   1,064,022                 319,741
----------------------------------------------------------------------------------------------------


EXPENSES

              Amortization of Production Costs                   100,000                 125,938
              Depreciation and amortization                      235,867                 106,074
              Salaries and Fringe Benefits                       911,301                 708,604
              Legal and Accounting                                84,473                 102,806
              Consulting Fees                                    179,913                  97,716
              Phones and Utilities                                53,689                  43,471
              Rent                                               160,539                  99,439
              Computer services                                   26,032                      --
              Advertising and Promotion                           72,797                  67,851
              Other Selling, General and Administrative          311,476                 123,142
              --------------------------------------------------------------------------------------
                                                               2,136,087               1,475,041


LOSS FROM OPERATIONS                                          (1,072,065)             (1,155,300)

OTHER INCOME (EXPENSES):

              Interest income                                      1,921                     260
              Interest expense                                  (112,926)                (36,851)
              Benefits from Income Taxes                         261,000                      --
              Settlement of Debt                                 425,840                      --
              --------------------------------------------------------------------------------------
                                                                                         (36,591)

----------------------------------------------------------------------------------------------------

LOSS FOR THE PERIOD AND YEAR                                 $  (496,230)            $(1,191,891)
----------------------------------------------------------------------------------------------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     emailthatpays.com, Inc.
                                                     (Registrant)


Date: January 5, 2000               By:     /s/ Daniel Hunter
                                            ----------------------------------
                                                Name: Daniel Hunter
                                                Title: Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.
-----------

23.1     Consent of Independent Public Accountants